VOYA SEPARATE PORTFOLIOS TRUST

Voya Target Retirement 2020 Fund

(the “Fund”)

Supplement dated November 22, 2019

to the Fund’s Class A, Class I, Class R, Class R6, and Class T shares Prospectus and related Summary Prospectus each dated September 30, 2019 (the “Prospectus”); and

to the Fund’s Class A, Class I, Class R, Class R6, and Class T shares

Statement of Additional Information dated September 30, 2019

On November 21, 2019, the Board of Trustees of Voya Separate Portfolios Trust, (the “Board”) approved a proposal to reorganize the Fund with and into the following “Surviving Fund” (the “Reorganization”):

Merging Fund	Surviving Fund
Voya Target Retirement 2020 Fund	Voya Target In-Retirement Fund

Pursuant to current disclosure in the Merging Fund’s Prospectus, the proposed Reorganization is not subject to approval by shareholders of the Merging Fund. It is expected that the Reorganization will occur on or about August 7, 2020.

Following the Reorganization the Merging Fund’s shareholders will hold shares of the Surviving Fund as reflected in the table above. For more information regarding the Surviving Fund, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE